UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 1, 2023
Artisan Partners Asset Management Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35826	45-0969585
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)
875 E. Wisconsin Avenue, Suite 800
Milwaukee, WI 53202
(Address of principal executive offices and zip code)

(414) 390-6100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	APAM	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                             Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(e) At the 2023 annual meeting of stockholders of Artisan Partners Asset Management Inc. (the “Company”) held on June 1, 2023 (the “Annual Meeting”), the Company’s stockholders approved the Company’s 2023 Omnibus Incentive Compensation Plan (the “2023 Plan”), which will make 6,400,000 Class A common shares of the Company’s stock available for issuance to our associates and other eligible participants.
At the Annual Meeting, the Company’s stockholders also approved the Company’s 2023 Non-Employee Director Plan (the “2023 Director Plan”), which will make 800,000 Class A common shares of the Company’s stock available for issuance to our non-employee directors.
The material features of each of the 2023 Plan and 2023 Director Plan are summarized in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on April 17, 2023 (the “Proxy Statement”) under the headings “Proposal 3: Approval of the Artisan Partners Asset Management Inc. 2023 Omnibus Incentive Compensation Plan” and “Proposal 4: Approval of the Artisan Partners Asset Management Inc. 2023 Non-Employee Director Plan,” respectively. Each summary in the Proxy Statement and the description of the 2023 Plan and 2023 Director Plan contained herein are qualified in their entirety by reference to the full text of the 2023 Plan and 2023 Director Plan attached hereto as Exhibit 10.1 and 10.2, respectively.
Item 5.07 Submission of Matters to a Vote of Security Holders
The results of the matters submitted to a stockholder vote at the Annual Meeting were as follows:
1.    Election of Directors: Each of the eight nominees was re-elected.

Nominees	For	Withheld	Broker Non-Votes
Jennifer A. Barbetta	68,261,991	1,551,346	4,820,942
Matthew R. Barger	68,495,185	1,318,152	4,820,942
Eric R. Colson	68,807,255	1,006,082	4,820,942
Tench Coxe	68,129,941	1,683,396	4,820,942
Stephanie G. DiMarco	68,398,803	1,414,534	4,820,942
Jeffrey A. Joerres	68,215,144	1,598,193	4,820,942
Saloni S. Multani	69,168,991	644,346	4,820,942
Andrew A. Ziegler	68,769,502	1,043,835	4,820,942
2. Advisory Vote on Compensation of Named Executive Officers: Approved.

For	Against	Abstain	Broker Non-Votes
64,550,176	5,137,778	125,383	4,820,942

3.    Approval of the Artisan Partners Asset Management Inc. 2023 Omnibus Incentive Compensation Plan: Approved.

For	Against	Abstain	Broker Non-Votes
65,761,292	3,897,536	154,509	4,820,942

4.    Approval of the Artisan Partners Asset Management Inc. 2023 Non-Employee Director Plan: Approved.

For	Against	Abstain	Broker Non-Votes
64,983,409	4,696,728	133,200	4,820,942

5.     Ratification of the Appointment of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm for 2023: Ratified.

For	Against	Abstain
72,635,107	1,913,024	86,148

For more information about the foregoing proposals and Annual Meeting, see the Proxy Statement.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description of Exhibit
10.1	Artisan Partners Asset Management Inc. 2023 Omnibus Incentive Compensation Plan
10.2	Artisan Partners Asset Management Inc. 2023 Non-Employee Director Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 1, 2023

Artisan Partners Asset Management Inc.

By:	/s/ Sarah A. Johnson
Name:	Sarah A. Johnson
Title:	Executive Vice President, Chief Legal Officer and Secretary